Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                                     U.S.C.
                                 SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of KeySpan Corporation (the "Corporation") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Catell, Chairman and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


                                                  /s/ Robert B. Catell
                                                  --------------------
                                                  Name: Robert B. Catell
                                                  Title: Chairman  and Chief
                                                  Executive Officer
                                                  Date: May 1, 2003